UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material Pursuant to §240.14a-12

International Rectifier Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

The following presentation was prepared by International Rectifier Corporation.

1 Positioned to Outperform Oleg Khaykin Richard Dahl September 2008

2 Forward-Looking Statements Certain statements made in this presentation, including statements regarding future financial and operating performance and conditions of International Rectifier Corporation (the “Company”), are “forward-looking” statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates,” “may,” “should” and other terms with similar meaning indicating possible future events or actions or potential impact on the business or stockholders of the Company. Except for historical financial and business performance information, statements made in this presentation should be considered “forward-looking.” These forward-looking statements speak only as of the date of this presentation; we disclaim any obligation to update these statements, and we caution you not to rely on them unduly. Much of the information that looks towards future performance of our company is based on various factors and important expectations and assumptions about future events that may or may not actually come true. While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control, including, without limitation, pending and future governmental inquiries and market demand. As a result, our operations and financial results in the future could differ materially and substantially from those we have discussed in the forward-looking statements made in this presentation. More information about certain risks and uncertainties is included in the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2008. This report and the Company’s previously filed documents are on file at the SEC and are readily obtainable at no charge at www.irf.com and www.sec.gov.

3 Important Additional Information On September 15, 2008, International Rectifier filed a preliminary proxy statement in connection with its 2007 Annual Meeting of Stockholders. International Rectifier stockholders are strongly encouraged to read the preliminary proxy statement and the accompanying WHITE proxy card, and the definitive proxy statement when it becomes available, and any amendments as they contain important information, including information relating to the participants in International Rectifier’s solicitation of proxies. Stockholders can obtain this proxy statement, the WHITE proxy card and any amendments or supplements to the proxy statement and other documents filed by International Rectifier with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement, the WHITE proxy card and any amendments and supplements to the proxy statement are available for free at International Rectifier’s Internet website at www.irf.com or by writing to International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, California 90245. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, D.F. King & Co., Inc. at 1-888-605-1957. International Rectifier will also file a Solicitation/Recommendation Statement on Schedule 14D-9 in the event Vishay Intertechnology, Inc. commences a tender offer for the outstanding shares of International Rectifier common stock. International Rectifier stockholders are strongly encouraged to read the Solicitation/Recommendation Statement when it becomes available, as it will contain important information. Stockholders will be able to obtain this Solicitation/Recommendation Statement, any amendments or supplements to the proxy statement and other documents filed by International Rectifier with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the Solicitation/Recommendation Statement and any amendments and supplements to the Solicitation/Recommendation Statement will also be available for free at International Rectifier’s Internet website at www.irf.comor by writing to International Rectifier Corporation, 101 North Sepulveda Boulevard, El Segundo, California 90245. In addition, copies of the Solicitation/Recommendation Statement may be requested by contacting our proxy solicitor, D.F. King & Co., Inc. at 1-888-605-1957. Disclaimer This presentation includes statements and information from previously published material. Permission to reprint or use these statements was neither sought nor obtained.

4 Why Are We Here Today? International Rectifier – Leader in Power Management International Rectifier’s Strategic Roadmap Observations Regarding Vishay’s Agenda Today’s Agenda

5 Why Are We Here Today? International Rectifier - a pre-eminent power management franchise Over the past 6 months: Concluded thorough review and resolution of accounting and operational issues Completed financial restatements Developed and began to execute on a new strategic roadmap Today we intend to present our strategic roadmap and the significant value potential for our shareholders We will also discuss Vishay's agenda, which is fundamentally a referendum on Vishay's inadequate and opportunistic bid The bid is an attempt to capture value inherent to IRF's strategic plan that rightly belongs to the IRF shareholders Vishay is also utilizing a wide range of tactics in an attempt to bully the Company into accepting an inadequate offer and to harass our Board of Directors, including threatening meritless commercial litigation, mounting a proxy fight, and suing our directors seeking to unduly limit their discretion and judgment We appreciate your giving us the opportunity to present our value proposition today

6 Strategic Roadmap to Create Value “We believe new CEO Oleg Khaykin will aggressively restructure the firm as soon as possible... International Rectifier may be working its way through the fundamental bottom now...” -FBR (3-Sep-2008) “Gross margins were up significantly... Margins benefited from $7.5 million of quarterly manufacturing cost savings the Company has put in place... IRF is focusing investment in R&D and marketing for the discrete products in the PMD segment and projects very high ROIs... The Company points to a recent design win in ultraportable notebooks as a sign of its progress to return IRF as a market leader in this segment.” - Stephens (17-Sep-2008) Phase I: Stabilization Set new course, objectives, expectations, and strategy Implement new organization Targeted cost reduction Focus on and accelerate near-term revenue opportunities Drive improvements in R&D productivity Phase II: Operational Optimization Organizational alignment around core manufacturing processes Institute continuous cost reduction and quality improvement processes within the organization Drive asset productivity improvement throughout WW Ops Consolidate and rationalize back-end subcontractors Phase III: Growth Acceleration Shift in market-product-customer strategy starting to pay dividends Improved R&D and manufacturing productivity resulting in a more competitive product portfolio New technology and market initiatives starting to contribute = Action Taken

7 Why Are We Here Today? International Rectifier – Leader in Power Management International Rectifier’s Strategic Roadmap Observations Regarding Vishay’s Agenda Today’s Agenda

8 Six Decades of Leadership in Power Management Established in 1947 (NYSE: IRF) Industry leader and pioneer in power management technology Strong, established brand and customer loyalty Focused business model – analog, digital and mixed-signal ICs and discrete products enabling power management Over 500 patents Operations in 20+ countries Over 4,500 employees worldwide Our Mission: Powering Efficiency Across a Broad Range of Applications

9 International Rectifier’s Framework for Growth Rich history: Six decades of technology leadership Continued commitment to lead industry innovation New, world class management team: Now in-place and executing on strategic plan Positioned in attractive segments: Aligned with fast growing segments Strong product portfolio: Breadth and depth product portfolio to address our customers’ needs Solid customer base: Blue-chip customer base supported by our global sales and distribution organization Significant value upside: Strategic plan poised to deliver significant growth and margin expansion 1 2 3 4 5 6 7

10 Six Decades of Technology Leadership 1947: Founded in Los Angeles 1959: Dev eloped first siliconcontrolled rectifier 1962: Dev eloped industry’s first epitaxial process 1979: Dev eloped the HEXFET™ 1983: Dev eloped one of the first intelligent power ICs 1983: First patents for power MOSFETs and IGBTs 1993: World’s first SmartFET 1996: World’s first four-mask MOSFET mfg process 2003: iMOTION platform for variable speed motor driv ers 2008: Introduced industry leading GaN technology 1996: World’s first FETKY™ product 1999: World’s highest density and lowest RDS(on) MOSFETs 2000: FlipFET™ wafer-level packaging 2001: iPOWER building blocks for DC-DC 2002: DirectFET™ packaging technology breakthrough 1

11 Continued Commitment to Innovation – Pioneering GaN Technology 2 FOM TIME 1978 2003 2009 2012-15 Silicon BiPolar VFET HEXFET© TrenchFET Super Junction Next Gen Si GaN GaNpowIRTM Silicon Maturation Enabling Rapid Commercialization of Switch Mode Power Supply Enabling higher levels of integration for dense and efficient power conversion

12 IGBTs 13.1% MosFETs 8.9% Voltage Reg / Ref 7.0% Intelligent Power Modules 13.0% CAGR 2007 – 2012 Continued Commitment to Innovation – Pioneering GaN Technology 2 GaN vs. Silicon in Motor Control GaN vs. Silicon in Computing

13 GaN technology presents an opportunity for significant market share shifts 2 2007 Silicon Power Switch Segment Source: IMS Research, data for 2007. Continued Commitment to Innovation – Pioneering GaN Technology 60% 10% 30% MOSFETs/Modules IGBTs/Modules Bipolar $9.2bn 13% 10% 10% 8% 8% 7% 6% 38% Infineon Fairchild IRF Mitsubishi Toshiba STMicro Vishay Others Total Segment - $9.2 Billion Segment Share

14 New World Class Additions to the Management Team Oleg Khaykin CEO Mike Barrow EVP, COO Tim Bixler VP, General Counsel Tim Phillips VP, Enterprise Power Fred Farris VP, Sales & Marketing, A&D Dan Mis VP, Technology Integration Mike Briere Exec. Tech Consultant 3 In Addition, 50% of our Board of Directors Has Changed in 2008 Executive Title Experience

15 Positioned in Attractive Segments Source: IMS Research for discretes; voltage reg/ref, auto/industrial analog ASSPs and total semiconductors per SIA. IGBTs 13.5% MOSFETs 8.6% Voltage Reg / Ref 7.0% Intelligent Power Modules 12.7% Auto/Ind Analog ASSPs 8.8% CAGR 2007 – 2011 All of Our Segments Have Above-Industry Growth Total Semiconductors 6.1% 4 $19.1 $20.9 $22.3 $24.9 $27.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2007 2008E 2009E 2010E 2011E $ bi llions IGBTs MOSFETs Voltage Regulation ICs Intelligent Power Modules Auto/Ind Analog ASSPs

16 Market Segment and Channel Diversification FY 2008 by Segment1 FY 2008 by Customer Type 1. Excludes Transition Services/Foundry Power Management Devices 40% Energy-Saving Products 22% Aerospace & Defense 16% Enterprise Power 11% Power Stage 7% IP 3% OEM 50% Distribution 45% Contract Manufacturers 5% 4 No one customer has >5% of revenue

17 Breadth and Depth of Product and Technology Portfolio Breadth and Depth of Technologies and Products ICs • AC-DC • DC-DC • Class D Audio • Current Sensing • Digital Control • Intelligent Power Switches • iPOWER Integrated ICs • Buck Converters • Power Monitoring • SupIRBuck • Motion Control Discretes • IGBTs • High Voltage • Low Voltage • Power MOSFETs • Trench HEXFETs • DirectFET • Discrete HEXFETs • Dual HEXFETs • FETky • Hybrid HEXFETs Range of Solutions Multi- Market Automotive Industrial Aerospace & Defense Datacom / Telecom Consumer 5 Discrete Devices ICs Power Management Architecture Sub-Systems

18 Example: Focusing on Efficiency in Automotive HVAC Fuel Pump Oil Pump Window Lift Power Seats Power Trunk Steering (MOSFETs) PTC-Heater (Intelligent Power Switches) Glow Plugs (Intelligent Power Switches) HEV Power Train (IGBTs and MOSFETs) Rear Wiper (Intelligent Power Switches) Class D High End Car HIFI HID Lighting (High Voltage ICs) Direct Fuel Injection (High Voltage IC) 5

19 Example: A&D Solutions Targeting Hi-Rel Applications 5

20 Blue-Chip Customer Base Power Management Devices Energy- Saving Products Aerospace & Defense Enterprise Power and PowerStage 6

21 Why Are We Here Today? International Rectifier – Leader in Power Management International Rectifier’s Strategic Roadmap Observations Regarding Vishay’s Agenda Today’s Agenda

22 What We Inherited? 1. Significant year-to-year revenue declines 2. Significant decline in profitability 3. Strategy and operational mis-execution

23 What Was Driving Significant Decline in Profitability? Example: A Sample of 9 FETs That Stopped Being Promoted to Avoid Their Dilutive Effect on 50% Target GM 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 Focusing on the Wrong Metrics – 50% GM Threshold Had a Notable Effect on PMD Revenues Example: A Sample of 9 FETs That Stopped Being Promoted to Avoid Their Dilutive Effect on 50% Target GM

24 Strategic Roadmap to Create Value t 12 mos. 24 mos. Phase I: Stabilization Set new course, objectives, expectations, and strategy Implement new organization Targeted cost reduction Focus on and accelerate nearterm revenue opportunities Drive improvements in R&D productivity Phase II: Operational Optimization Organizational alignment around core manufacturing processes Institute continuous cost reduction and quality improvement processes within the organization Drive asset productivity improvement throughout WW Ops Consolidate and rationalize backend subcontractors Phase III: Growth Acceleration Shift in market-product-customer strategy starting to pay dividends • New products, new customer design wins going into production Improved R&D and manufacturing productivity resulting in a more competitive product portfolio New technology and market initiatives starting to contribute • Automotive applications and new technology launches = Action Taken

25 $894 $1,250 $984 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 FY2008A FY2011E IP TSA Target Business Model Our Growth Plan and Target Business Model Growth Plan 1. Excludes $60m in transition services revenue and $30m in IP revenue 3-Year CAGR ¹ = 12% (7.7)% 20.0% 45.0% 32.8% (10)% 0% 10% 20% 30% 40% 50% FY2008A FY2011E Gross Margin (%) Operating Margin (%) ($MM) Revenue Revenue

26 Revenue ($MM) $489 $747 18.4% CAGR Gross Margin (%) 13.6% 27.1% Operating Margin (%) (2.1)% 17.3% EBITDA ($MM) $51 $197 LT Debt ($MM) $1,810 $1,612 NM New Management’s Previous Track Record Q2 2005 Q4 2007 Source: Public filings 10 quarters of operational improvement 18% CAGR +1,350bps +1,950bps 72% CAGR $(198)

27 New Product and Business Unit Reorganization IR Customer Needs Power Management Architecture Sub-system Function Blocks Point Functionality Chipsets •SiPs, ICs, Discretes ICs/SiP Modules ICs Discretes IR Products Multi-Market Apps (PMD BU) Vertical Markets BUs . Automotive Industrial Datacom Consumer A&D

28 Revenue Growth Drivers 1. Near term acceleration in discrete products revenue 2. Executing for success with the next generation of products • Alignment and focus on Tier 1 customers • Reclaim leadership in FET and IGBT technology and products • De-risk new product development and new product launch 3. Lower cost, higher quality manufacturing operations enabling broader market penetration • Share gain opportunities in discretes • Penetration of Tier 1 European and Japanese automotive OEMs 4. Ramping revenue from strategic market and technology initiatives • Automotive applications initiative (e.g., hybrid electric vehicles) • Adoption of GaN technology by mainstream applications

29 0 5 10 15 20 25 30 35 40 45 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09 Capacity 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 R&D Productivity IGBTs/Qtr FETs/Qtr IGBT Productivity (#NPI/Designer/Qtr) FET Productivity (# NPI/Designer/Qtr) $0 $20 $40 $60 $80 $100 $120 $140 $160 FY2009 FY2010 FY2011 Example: Near-Term Revenue Acceleration 30 New FETs and 12 New IGBTs per Quarter by End of FY2009 with Significant Increase in R&D Productivity Projected Revenue ($MM) FETs & IGBTs • 94 new FETs and 23 new IGBTs planned for FY2009 • Peak revenue for FY2009 product launches is expected in FY 2011 FETs IGBTs

30 Example: Strong Design Win Momentum in Enterprise Power XPhase + DF CPU1 Vcore XPhase + DF CPU2 Vcore XPhase + DF Memory1 power XPhase + DF Memory2 power • 50 IR devices (18 ICs, 32 FETs) • 4 rails powered CPU1 CPU2 IOH Current Footprint in the Server Market

Example: Strong Design Win Momentum in Enterprise Power

Projected Footprint in the Server Market



Power Monitor Memory1
SupIRBuck Memory1 termination
Power Monitor Memory1
XPhase + DF Memory1 power
Power Monitor CPU1
Power Monitor CPU1
XPhase + DF CPU1 Vtt
SupIRBuck CPU Bias
XPhase + DF CPU1 Vcore
CPU1
XPhase + DF CPU2 Vcore
CPU2
Power Monitor CPU2
XPhase + DF CPU2 Vtt
Power Monitor CPU2
Power Monitor Memory2
XPhase + DF Memory2 power
SupIRBuck
SupIRBuck
SupIRBuck
• 86 IR devices (45 ICs, 41 FETs)
• 18 rails powered
SupIRBuck x2 Riser Card
IOH
XPhase + DF Chipset Power
SupIRBuck Memory2 termination
Power Monitor Memory2
SupIRBuck
SupIRBuck
SupIRBuck

International Rectifier 31

32 Growth Roadmap 32 Core Revenue FY2008 $894mm TSA IP Net Existing Products Growth New Design Wins, Products, Process Technologies New Applications Revenue FY2011 $984mm $100mm $1.25bn $165mm $90mm

33 Gross Margin Roadmap 33 33% 3% 5% 4% 45% Gross Margin Q4 FY2008 Elimination of TSA and Inventory Writedowns COGS Cost Reductions Utilization / Asset Productivity Gross Margin FY2011

34 COGS Cost Reduction Roadmap Materials Cost Yield Operating Efficiencies Fab Footprint Consolidation COGS Cost Reductions OSAT Footprint Consolidation Product Mix Rationalization $30mm $10mm $3mm $6mm $8mm $3mm $60mm

35 Example: Product Mix Rationalization Drives Gross Margin Improvement 0% 20% 40% 60% 80% 100% 120% 0% 20% 40% 60% 80% 100% % of ICs % Volume 0% 20% 40% 60% 80% 100% 120% 0% 20% 40% 60% 80% 100% % of Discretes % Volume % ICs %Vol A: 3% 58% B: 9% 31% C: 76% 11% % Discretes % Vol A: 3% 64% B: 14% 29% C: 75% 7% ICs Discretes

36 We Have Been There Before Ongoing Revenues1 $970M +12% Ongoing Gross Margin1 44.5% FY 2007 Ongoing Revenues1 $1,250M +12% Ongoing Gross Margin1 ~45% FY 2011 1. Reflects revenues and gross margin from ongoing businesses and excludes PCS, Foundry/TSA, IP revenues/margin, and $45mm of inventory writedowns.

37 Operating Margin Roadmap 37 (8)% 10% 5% 12% 20% Operating Margin 4Q FY2008 Reduction in Investigation Related Charges Gross Margin Expansion Operating Leverage Operating Margin FY2011 6%

38 Opportunity for Tax Upside Source: Wall Street research, effective tax rates calculated as tax charge divided by pre-tax income Peer Group Tax Structure Comparison 37.2% 33.0% 32.0% 31.0% 30.8% 29.8% 25.0% 25.0% 23.0% 23.0% 15.0% 4.7% 3.9% 12.0% 15.0% MCRL MXIM IRF Near Term Goal NSM SUPX LLTC MSCC VSH ISIL IRF LT Goal FCS AMS ONNN AMKR

39 Q1 FY09 Guidance Revenue Gross Margin 7% - 9% sequential growth from Q4 FY08 Modest increase from Q4 FY08 Q1 FY09 Guidance

40 We Are Positioned to Outperform “Dark chapter” is now behind us •Restatement completed •Current in SEC filings and fully compliant with NYSE rules New strategy and organization in place New management team and leadership in place Showing early progress on strategic roadmap Significant value to be derived from Strategic Plan •Targeting 45% gross margin; 20% operating margin Market valuation does not yet reflect the value of our company •First opportunity to communicate our strategy and potential

41 • Why Are We Here Today? • International Rectifier – Leader in Power Management • International Rectifier’s Strategic Roadmap • Observations Regarding Vishay’s Agenda Today’s Agenda

42 Board Review of Vishay Proposal We have spent an extensive amount of time reviewing the first and second Vishay proposals and formulating our conclusions This included numerous sessions with the management team delving into IRF’s strategic plan We have also thoroughly reviewed analyses from our strategic advisors In conclusion, we found that the $23.00 Vishay proposal significantly undervalues the Company’s upside potential when compared to our strategic plan We considered, and continue to consider, a variety of strategic and financial alternatives But first and foremost, this Board and management team are excited about the shareholder value that we can create by executing on our strategic plan

43 Why Should Shareholders Reject Vishay’s Agenda? Why reject Vishay’s proposal? The proposal significantly undervalues the future prospects of the Company Does not appropriately value our technology leadership and market position Undervalues the significant growth potential and operating leverage inherent in our strategic plan Attempts to use IRF’s strong balance sheet to fund Vishay’s inadequate bid vs. utilizing resources to fund IRF’s strategic plan for the benefit of IRF shareholders Vishay’s proposal does not reflect any synergies that would arise from the combination This is an opportunistic bid given current stock price, trough in semiconductor industry, and market dislocation (41)% discount to our 52-week high and (15)% discount to our 1 year average stock price Vishay’s first proposal made before 2008 financial statements were filed and before shareholders had visibility into the company’s strategy and potential

44 Is Now the Right Time? Industry Environment Source: Factset 60% 70% 80% 90% 100% 110% 120% 130% Sep-03 May-04 Feb-05 Oct-05 Jun-06 Mar-07 Nov-07 Jul-08 Daily from 19-Sep-2003 to 19-Sep-2008 Indexed Price SOXX Period Indexed Performance % Last 5 Yrs (27.5)% Last 3 Yrs (28.4)% Last 1 Yr (33.1)% Last 6 Mos (29.5)% Last 3 Mos (12.8)% (27.5%) % YTD Performance % of 52 Wk High IRF (39.1)% 55.4% VSH (37.9)% 48.7% AMS (26.8)% 56.9% FCS (26.6)% 53.1% MXIM (26.6)% 64.5% ISIL (22.4)% 53.7% NSM (16.1)% 65.2% ONNN (13.3)% 57.3% LLTC 2.0% 84.7% SUPX 9.0% 74.0% MCRL 13.3% 80.9% MSCC 17.9% 87.5%

45 How Does Vishay’s Proposal Compare? Premium Offered to Unaffected Stock Price Precedent unsolicited bid premia average 59% in the technology sector 22.2% 29.8% 51.9% 61.6% 93.2% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Vishay Offer @$23.00 Mentor Graphics / Cadence Design (Jun-2008) BAE Systems / Oracle (Oct-2007) Yahoo! / Microsoft (Feb-2008) SanDisk / Samsung (Sep-2008) Premium Offered to Unaffected Price Bid Withdrawn Bid Withdrawn Average: 59.1%

46 The Research Analysts Have Weighed In “Vishay’s $23 offer price equates to 1.1x EV/S (2008), a still somewhat low valuation compared to other discrete/power competitors... We maintain our Outperform rating and $29 price target on IRF because (1) the firm is through its difficult and expensive restatement process, (2) the new management is taking aggressive measures to ensure a return to sustainable growth and profitability, (3) inventories are low, and (4) the stock is trading at 1.0x EV/S...” FBR Capital Markets, 9/10/2008 “From IR’s perspective, we believe that IR may operate better on its own. Given IR’s growth opportunities and the revenue growth challenges at Vishay, we believe IR is likely to reject this bid, even though it is a slight premium to Vishay’s previous offer. We also believe that even at a modestly higher bid than the current offer, IR would reject it, even considering the legal issues between the companies...” Raymond James, 9/10/2008

47 Why Should Shareholders Reject Vishay’s Agenda? Launched a proxy fight to replace independent IRF directors (two of whom are new) with hand-picked candidates being paid by Vishay The impact of the bylaw proposals is to seek to restrict the ability of the IRF Board to act in the best interests of its stockholders including an effort to limit the Board’s flexibility in scheduling the 2008 annual meeting Pursued meritless claims relating to the PCS business over the last 6 months For the first time, threatened rescission litigation relating to PCS acquisition contemporaneous with making offer public Announced intention to launch a tender offer in an attempt to pressure the Board Instead of offering appropriate value to IRF’s shareholders, Vishay has employed several tactical devices in an attempt to restrict the ability of the IRF Board to evaluate and pursue alternatives that could enhance shareholder value

48 IRF’s Director Slate is the Right Choice for the Future Mary B. Cranston Pillsbury Winthrop – Senior Partner and Chair Emeritus Significant public company director experience at Visa, Juniper Networks and GrafTech Independent and recently appointed in 2008 Thomas Lacey Flextronics – former President of Components Division Significant industry experience at Flextronics, International DisplayWorks and Intel Independent and recently appointed in 2008 Dr. Jack O. Vance Management Research, Inc. – Managing Director McKinsey & Co. – Partner and member of Executive Committee from 1962-89 Lead independent director from 5/07-5/08 – continuity essential to success of SEC process Which slate is best suited to determine the alternatives that are in the best interests of IRF shareholders?

49 Vishay’s Slate is Not in IRF Shareholders’ Best Interests Vishay’s hand-picked slate of directors does not possess the proper incentives nor the abilities to contribute to IRF’s board No indication of interest in IRF’s business or the future prospects of IRF’s strategic plan Vishay is paying each member of the slate $50,000 to stand for election One nominee has been on a dissident takeover slate twice already (BASF vs. Englehard; InBev vs. Anheuser-Busch) Should Vishay nominees sit on IRF’s Board while Vishay litigates against IRF and attempts to acquire IRF at an inadequate price? No recent public company board experience Not nominated with any value-enhancing initiative to benefit IRF shareholders; only Vishay’s opportunistic proposal The election of any of Vishay’s nominees is an endorsement of Vishay’s proposal Is Vishay’s slate likely to exercise their judgment independently, for the benefit of IRF’s shareholders?

50 Why Reject Vishay’s Other Proposals? Vishay wants to limit the amount of time available for the Board to evaluate and if it so concludes, potentially pursue value maximizing alternatives Require 2008 Annual Meeting to Occur by 21-Dec-08 Require Approval by Majority of Shares to Adjourn Annual Meeting When Quorum is Present Repeal Recent Bylaw Amendments and Require S/H Approval of New Amendments Vishay’s proposal intended to reduce the Board’s flexibility and restrict the Board’s ability to govern the Company in the best interests of shareholders IRF has not implemented any bylaw amendments that have adversely impacted the rights of shareholders Part of Vishay’s effort to restrict the Board In any case, our policy is that the Board will not adjourn any meeting without shareholder approval if a quorum is present These proposals have nothing to do with governance Their sole purpose is to facilitate Vishay’s takeover of IRF at an inadequate price